SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to SS240.14a-11(c) or SS240.14a-12


                                KOALA CORPORATION
          -------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

          -------------------------------------------------------------
               Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

     1)       Title of each class of securities to which transaction applies:

     2)       Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)       Proposed maximum aggregate value of transaction:

     5)       Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)       Amount Previously Paid:

     2)       Form, Schedule or Registration Statement No.:

     3)       Filing Party:

     4)       Date Filed:

                          [KOALA LOGO GRAPHIC OMITTED]








                                KOALA CORPORATION

                                                                  April 15, 2002


TO THE SHAREHOLDERS OF KOALA CORPORATION

         You are cordially invited to attend the Annual Meeting of Shareholders of Koala Corporation to be held on Thursday, May 16, 2002 at 3:00 p.m. (local time) at Koala Corporation at 7881 South Wheeling Court, Englewood, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

         On behalf of your Board of Directors and employees, thank you for your continued support of Koala Corporation.

                                           Very truly yours,

                                           Mark A. Betker,
                                           Chairman and Chief Executive Officer

                                KOALA CORPORATION
                            7881 South Wheeling Court
                            Englewood, Colorado 80112

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 16, 2002


TO:      The Shareholders of Koala Corporation:

         The Annual Meeting of Shareholders of Koala Corporation (the "Company") will be held on Thursday, May 16, 2002 at 3:00 p.m. (local time) at Koala Corporation, 7881 South Wheeling Court, Englewood, Colorado.

         The items of business are:

         1. To elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected;

         2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business of March 26, 2002 will be entitled to vote at the meeting and any adjournment thereof.

         This notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                           Aimee Elizalde Rose
                                           Secretary
April 15, 2002
Denver, Colorado


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                KOALA CORPORATION
                            7881 South Wheeling Court
                             Denver, Colorado 80112
                            -------------------------

                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2002

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Koala Corporation, a Colorado corporation (the "Company"), as of March 26, 2002, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on Thursday, May 16, 2002, at 3:00 p.m. (local time) at Koala Corporation, 7881 South Wheeling Court, Englewood, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about April 16, 2002.

         The Annual Meeting of Shareholders has been called for the purpose of
(i) electing five directors for a one-year term, and (ii) ratifying the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2002. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors and FOR ratifying the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on March 26, 2002, the record date for the Annual Meeting of Shareholders, there were 6,872,334 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

                              ELECTION OF DIRECTORS

         The Board of Directors recommends that the five nominees named as directors in the table below be elected to serve as directors of the Company. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Assuming a quorum is present, the five nominees receiving the highest number of votes cast will be elected as directors.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING THE
                     NOMINEES SET FORTH BELOW FOR DIRECTOR.

                        Directors and Executive Officers

         The following table lists the names, ages and positions of the directors and executive officers of the Company as of April 15, 2002. The members of the Board of Directors are elected to serve until the next Annual Meeting of Shareholders. All executive officers have been appointed to serve until their successors are approved and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual are set forth below the table.


Name                   Age   Company Position           Director/Officer Since
----                   ---   ----------------           ----------------------

Mark A. Betker         51    Chairman, Chief Executive           1995
                              Officer, and Director
Michael C. Franson     47    Director                            1994
John T. Pfannenstein   45    Director                            1993
Nancy Pierce           44    Director                            2001
Randy Stein            48    Director                            2001
Jeffrey L. Vigil       48    Treasurer and Vice President
                              of Finance and Administration      1996
James A. Zazenski      37    Executive Vice President and
                              General Manager                    1997
Aimee E. Rose          35    Secretary, Vice President and
                              General Counsel                    2000


         Mark A. Betker has served as Chief Executive Officer, President and a Director since joining the Company in November 1995, and as Chairman since December 1996. Mr. Betker received a M.B.A. degree from Regis University and a B.A. degree from the University of Wisconsin - Milwaukee.

         Michael C. Franson is a Director of the Company. He is currently an Executive Vice President and principal of McDonald Investments, Inc., an investment banking firm located in Denver, Colorado where he has worked since 1988. Mr. Franson received a M.B.A. degree from the Graduate School of Business at the University of Oregon and an undergraduate degree from California State University at Chico.

         John T. Pfannenstein is a Director of the Company. From 1993 to 1995, he served as the Company's Chairman of the Board, and from 1993 to May 1996 he served as the Company's Treasurer. Mr. Pfannenstein co-founded and serves as President of Rockmont Capital Partners, Ltd., formerly Rockmont Value Investors, Ltd. ("Rockmont"), a privately held investment company based in Denver, Colorado. Mr. Pfannenstein received a bachelor's degree from St. John's University (Minnesota).

         Nancy Pierce is a Director of the Company and the Chair of the Company's Audit Committee. Ms. Pierce is the co-founder and current Corporate Development Officer of Boulder, Colorado-based Carrier Access Corporation. Ms. Pierce, who also serves as Secretary of the corporation and on Carrier Access' board of directors, previously held the positions of Chief Financial Officer and Corporate Controller from 1992 through 2000. Ms. Pierce received a Bachelor of Science degree in communications from Colorado State University and a M.B.A. from California State University at Chico. Additionally, Ms. Pierce received an honoree doctorate from St. Thomas Aquinas in Commercial Science in recognition for her entrepeneurship, contributions and accomplishments in business and the telecommunications industry.

         Randy Stein is a Director of the Company. Mr. Stein was a Principal at PricewaterhouseCoopers LLP through June of 2000. At PricewaterhouseCoopers, Mr. Stein led the Tax Practice of the company's Denver office. Prior to completing his 20-year tenure with PricewaterhouseCoopers, Mr. Stein served as an executive officer of a Fortune 1000 oil and gas company. Mr. Stein received his Bachelor's of Science degree in accounting from Florida State University.

         Jeffrey L. Vigil has served as the Company's Treasurer and Vice President of Finance and Administration since May 1996. Mr. Vigil was also the Company's Secretary 1998 to 2000. From 1980 to 1989 and from 1993 to 1996, Mr. Vigil held various positions at Energy Fuels Corporation, a privately owned Colorado natural resources company, including Accounting Manager, Contract Administrator, Controller and Vice President of Finance. From 1990 to 1993 Mr. Vigil was a self-employed financial consultant. From 1976 until 1979, Mr. Vigil served as an auditor with Arthur Andersen LLP. Mr. Vigil received a Bachelor's degree in Accounting from the University of Wyoming.

         James A. Zazenski has served as the Company's Executive Vice President and General Manager since June 1997. From 1984 to 1997, Mr. Zazenski held various positions at Windsor Industries, Inc., the last of which was Vice President of Marketing. Mr. Zazenski received a M.B.A. degree from University of Colorado at Denver and a B.S. degree in Mechanical Engineering from the University of Colorado at Denver.

         Aimee E. Rose has served as the Company's Secretary, Vice President and General Counsel since April 2000. Prior to joining the Company, Ms. Rose was an in-house attorney for U S WEST, Inc. and prior to that she was in-house counsel at UNIPAC Service Corporation. Ms. Rose was admitted to the Colorado Bar in October 1995. Ms. Rose received a J.D. from the University of Colorado School of Law and a B.A. from Occidental College in Los Angeles, California.

         Each director holds office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. There are no family relationships among directors or executive officers except that John T. Pfannenstein and Jeffrey L. Vigil are brothers-in-law.

         During the fiscal year ended December 31, 2001, the Board of Directors held four regular meetings. All Directors attended at least 75% of such meetings.

                                Board Committees

         The Board of Directors has an Audit Committee, which consists of Ms. Pierce, Mr. Franson and Mr. Stein, each of whom is independent as defined in the NASD listing standards. The purpose of the Audit Committee, as outlined in the written Audit Committee Charter adopted by the Board of Directors, is to oversee the Company's management and independent auditors in regard to corporate accounting and financial reporting. The Audit Committee held three meetings during 2001 and the Audit Committee Chairman, as proxy for the entire committee, held two additional meetings prior to the filing of the Company's Form 10-Q for the first two quarters of 2001.

         The Company also has a Compensation Committee, which makes recommendations on executive compensation and selects those persons eligible to receive grants of options. The Compensation Committee consists of Mr. Franson and Mr. Betker. The Compensation Committee held two meetings during 2001.

         The Company has no nominating committee.


                             AUDIT COMMITTEE REPORT

         This report is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls of the Company. The Committee has reviewed and discussed the audited financial statements of the Company with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (as amended).

         The Committee has discussed with the independent auditors the auditors' independence from management and the Company, including matters in the written disclosures required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors' independence. The Committee also discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality, not just the acceptability, of the Company's financial reporting.

         In fulfillment of its oversight responsibilities, the Committee has relied upon, without independent verification, management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and on the representations of the independent auditors included in their report on the Company's financial statements. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                          Members of the Audit Committee:
                                          Nancy Pierce
                                          Michael C. Franson
                                          Randy Stein

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                             Executive Compensation

         The following table sets forth the compensation for the fiscal years ended December 31, 1999, 2000, and 2001 for the Chief Executive Officer of the Company and the executive officers who received compensation of $100,000 or more during the year ended December 31, 2001.

                                            Summary Compensation Table

                                                                                                      Long-Term
                                                           Annual Compensation                      Compensation
                                                           -------------------                      ------------

                                                                                                      Number of
                                                                                                     Securities
        Name and                                                                 Other Annual        Underlying
   Principal Position          Year            Salary             Bonus          Compensation          Options
   ------------------          ----            ------             -----        ---------------         -------
                                                ($)                ($)                ($)                (#)
Mark A. Betker                 2001           380,808              --                 --                 --
Chief Executive                2000           236,962              --                 --                 --
Officer                        1999           206,846            117,385              --               42,000

James A. Zazenski              2001           187,692              --                 --                 --
Executive Vice President       2000           140,000              --                 --                 --
& General Manager              1999           116,616            36,154               --           1   40,000

Jeffrey L. Vigil               2001           140,539              --                 --                 --
Vice President                 2000           120,000              --                 --                 --
Finance & Administration       1999           100,501            13,846               --               40,000

Aimee E. Rose                  2001           117,384              --                 --                 --
Vice President, General        2000            74,327             5,000               --               25,000
Counsel & Secretary            1999              --                --                 --                 --

                                        Option Grants During Fiscal Year 2001
                                                  Individual Grants


                                                       % of Total
                            Number of Securities    Options Granted to
                                 Underlying            Employees in         Exercise or Base
        Name               Options Granted (#)         Fiscal Year            Price ($/Sh)          Expiration Date
        ----               -------------------         -----------            ------------          ---------------
Mark A. Betker                      0                     n/a                     n/a                    n/a
James A. Zazenski                   0                     n/a                     n/a                    n/a
Jeffrey L. Vigil                    0                     n/a                     n/a                    n/a
Aimee E. Rose                       0                     n/a                     n/a                    n/a



                    Aggregate Option Exercises in Fiscal 2001
                        and Fiscal Year-End Option Values

         The following table summarizes the value of the unexercised options held by the officers named in the summary compensation table as of December 31, 2001. There were no options exercised by any officer or director of the Company during 2001.

                                                             Number of Securities     Value of Unexercised
                                                         Underlying The Unexercised      "In-the-Money"
                                                            Options at 12/31/01      Options at 12/31/01(1)
                    Shares Acquired                         -------------------      ----------------------
      Name            on Exercise       Value Realized   Exercisable Unexercisable  Exercisable Unexercisable
      ----            -----------       --------------   ----------- -------------  ----------- -------------
                          (#)                 ($)            (#)         (#)            ($)         ($)
Mark A. Betker             0                   0            436,800     25,200           0           0
James A. Zazenski          0                   0             92,000     68,000           0           0
Jeffrey L. Vigil           0                   0             92,000     68,000           0           0
Aimee E. Rose              0                   0              5,000     20,000           0            0
---------------------

(1) "Value of Unexercised `In-the-Money' Options" is equal to the difference between the closing bid price per share of the Company's Common Stock as reported by Nasdaq on December 31, 2001, the last day of trading in 2001 ($ .90 per share) and the option exercise price, multiplied by the number of shares subject to such options.

                              Certain Transactions

         During the third and fourth quarters of 1999 and second quarter of 2000, the Company made secured loans to Mr. Betker in the aggregate amount of $613,000, for the purpose of the officer's exercise of vested stock options. In August 2001, the Company and the officer executed a new note. The note bears interest at 3.78%, is due at the earlier of August 30, 2004 or one year from the date the officer's employment with the Company is terminated and is secured by all of the shares of common stock beneficially owned by the officer. At December 31, 2001, the Company had a receivable of $715,195, including accrued interest.

         In August 2001, the Company and Mr. Betker entered into an agreement which provides for a payment of the greater of $250,000 or an amount equal to 50% of his then-current base salary if Mr. Betker is terminated without cause or leaves for good reason as defined in the agreement.

                            Compensation of Directors

         The Company does not pay employees or affiliates additional compensation for services as a director. The Company pays each non-employee, unaffiliated director an annual retainer of $10,000 and a fee of $1,000 per meeting attended. The Board of Directors has also authorized payment of reasonable travel and out-of-pocket expenses incurred by directors in attending board meetings.

         The Company's directors who are not employees of the Company are eligible to be granted non-qualified stock options. The Company's directors who are also employees of the Company are eligible to be granted incentive stock options. During the fiscal year ended December 31, 2001, the Company granted 7,500 options to Ms. Pierce, 7,500 options to Mr. Stein, 3,000 options to Mr. Franson and 3,000 options to Mr. Pfannenstein.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mark A. Betker serves as a director, a member of the Compensation Committee, Chairman of the Board, and Chief Executive Officer. The Compensation Committee makes all decisions regarding compensation, except for that of Mr. Betker. Instead of the Compensation Committee, the Board of Directors, excluding Mr. Betker, determines Mr. Betker's compensation. The Chief Executive Officer does not participate in deliberations regarding his own compensation. See Summary Compensation Table for salary and bonus paid to Mr. Betker.

       REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

         This report is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

         The Compensation Committee has responsibility to: (i) determine the salary, bonus, and other benefits, direct and indirect, of the Executive Vice Presidents and members of the Board of Directors who are also involved in management of the Company, and such other officers of the Company as the Board of Directors deems necessary or appropriate; (ii) review and determine policy concerning new executive compensation or stock plans; (iii) establish and review corporate policies concerning management perquisites; (iv) assess the Company's executive development plan, if any; and (v) recommend director compensation. The Board of Directors, excluding Mr. Betker, has the same responsibilities listed above for the Chairman and Chief Executive Officer only.

         Total executive officer compensation is comprised of salary, bonus and grants of options to purchase Common Stock. The Committee's approach to base compensation is to offer competitive salaries in comparison with market practices. Executives and other key employees who, in the opinion of the Compensation Committee or Board of Directors, as appropriate, contribute to the growth, development and financial success of the Company are eligible for bonuses and options to purchase Common Stock. These stock option grants are normally made at or above the fair market value on the date of grant and typically vest over a five-year period. The amount of options granted is impacted both by the level of the employee within the Company's management and the amount of options previously granted to the employee. The Compensation Committee or Board of Directors, as appropriate, considers the value of each executive officer's contribution to the performance of the Company (including the Chief Executive Officer) in determining salary levels and grants of options.

         The 2001 salaries and other compensation of the four named executive officers appear in the Summary Compensation Table.

                                          By the Compensation Committee:
                                          Mark A. Betker
                                          Michael C. Franson

                                          By the Board of Directors:
                                          Mark A. Betker
                                          Michael C. Franson
                                          John T. Pfannenstein
                                          Nancy Pierce
                                          Randy Stein

         The graph below compares the cumulative total stockholder return on the Common Stock since December 31, 1996 with the cumulative total return of the Standard & Poor's Composite Index and with the Company's SIC Code Index over the same period. The Company does not believe stock price performance shown on the graph below is necessarily indicative of future price performance.


                             STOCK PERFORMANCE GRAPH

                             [GRAPHIC CHART OMITTED]

                     1996       1997      1998       1999        2000       2001
                     ----       ----      ----       ----        ----       ----
KOALA CORPORATION   100.00     127.78    128.70     207.41      125.93     13.33
SIC CODE INDEX      100.00     116.72     93.09     100.79       71.77     90.23
S&P COMPOSITE INDEX 100.00     133.36    171.47     207.56      188.66    166.24


The stock performance graph assumes $100 was invested on December 31, 1996.

         The information set forth under the heading "Stock Performance Graph" is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of April 15, 2002 the number of shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, by each director of the Company, by each executive officer, and by all executive officers and directors of the Company as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within sixty days of April 15, 2002 such additional shares are deemed to be beneficially owned by that person and to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

Name and Address
of Beneficial                          Number of Shares Beneficially Owned
Owner                                   Shares                     Percent
----------------                        ------                     -------
Rockmont Capital Limited                246,080                      3.6%
  Liability Company (1)
  700 Broadway, Suite 800
  Denver, Colorado  80203

John T. Pfannenstein (2)                258,080                      3.7
  700 Broadway, Suite 800
  Denver, Colorado  80203

Mark A. Betker (3)                      539,200                      7.4
  7881 South Wheeling Court
  Englewood, Colorado  80112

Jeffrey L. Vigil (4)                    124,000                      1.8
  7881 South Wheeling Court
  Englewood, Colorado  80112

James A. Zazenski (5)
  7881 South Wheeling Court             124,000                      1.8
  Englewood, CO 80112

Michael C. Franson (6)                   27,000                        *
  1401 17th Street, Suite 750
  Denver, Colorado  80202
                                          7,500                        *
Nancy Pierce(7)
  909 Mapleton Avenue
  Boulder, CO 80304

Randy Stein(7)                                                         *
  5440 East Mineral Circle
  Littleton, CO 80122                     7,500

Aimee E. Rose (8)
  7881 South Wheeling Court
  Englewood, CO 80112                     5,000
                                                                       *

All directors and officers as a       1,092,280                     14.3%
group (8 persons) (9)

----------------------
*Less than one percent.

                                       9

(1)  Rockmont is the owner of 246,080 shares of the Company's Common Stock. John
     T. Pfannenstein, who is a Director of the Company, is the Manager of Rockmont and beneficially owns all of such shares.

(2) Includes shares owned by Rockmont and options to acquire 12,000 shares of common stock at exercise prices ranging from $1.06 to $13.88.

(3) Includes options to acquire an aggregate of 445,200 shares of common stock at exercise prices ranging from $4.63 to $12.50 per share. These options are held by a family partnership of which Mr. Betker is a general partner. Mr. Betker disclaims beneficial ownership of such shares.

(4) Consists of options to acquire 124,000 shares of common stock at exercise prices ranging from $6.50 to $12.50 per share.

(5) Consists of options to acquire 124,000 shares of common stock at exercise prices ranging from $7.50 to $12.50 per share.

(6) Includes options to acquire 24,000 shares of common stock at exercise prices ranging from $1.06 to $13.88 per share.

(7) Consists of options to acquire 7,500 shares of common stock at an exercise price of $1.06 per share.

(8) Consists of options to acquire 5,000 shares of common stock at an exercise price of $13.00 per share.

(9)  Includes options to acquire 749,200 shares of common stock.

                        SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has recommended the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                              Audit and Other Fees

         Ernst & Young LLP has billed the Company an aggregate of $265,852 in fees for professional services rendered for the audit of the Company's annual financial statements, and the financial statements included in the Company's Forms 10-Q, for the fiscal year ended December 31, 2001. Ernst & Young also billed the Company an aggregate of $5,365 for other audit related services and $59,280 for tax services rendered in 2001. The Audit Committee has considered whether the provision of these other services is compatible with maintaining the independence of Ernst & Young LLP as the Company's principal independent accountants.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Proposals by Shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before November 15, 2002 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                  ANNUAL REPORT

         The Annual Report on Form 10-K concerning the operations of the Company during the fiscal year ended December 31, 2001, including certified financial statements for the year then ended, is being mailed to each Shareholder of the Company with this Notice of Annual Meeting. Additional copies of the Form 10-K may be obtained upon written request to the Company at 7881 South Wheeling Court, Denver, Colorado 80112.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATION

         Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on March 26, 2002. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

         It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Aimee E. Rose,
                                           Secretary
April 15, 2002

                                KOALA CORPORATION
                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

The undersigned shareholder of Koala Corporation, a Colorado corporation (the "Company"), hereby appoints Mark A. Betker or Aimee E. Rose as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Koala Corporation, 7881 South Wheeling Court, Englewood, Colorado, on Thursday, May 16, 2002 at 3:00 p.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1.  FOR      [  ] All Nominees as Directors - Mark A. Betker, Michael C.Franson,
                  John T. Pfannenstein, Nancy Pierce and Randy Stein.
    WITHHELD [  ] From All Nominees.
    FOR      [  ] All Nominees Except the Following:____________________________

2.  FOR      [  ] AGAINST  [  ] ABSTAIN  [  ] To  ratify  the  selection  of
                  Ernst & Young LLP as independent auditors of the Company.

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

                                 (Back of card)

1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder, the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder.

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Computershare Trust Company, Inc., P.O. Box 1596, Denver, Colorado 80201-1596 not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


                                     DATED this       day of              , 2002
                                               ------        ------------


                                     ------------------------------------------
                                     Signature of Shareholder


                                     ------------------------------------------
                                     (Please print name of Shareholder)